united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of registrant as specified in charter)

161 Washington St., Suite 1325, Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 11/30

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

Copeland
Risk Managed
Dividend Growth Fund

Copeland
International Risk Managed
Dividend Growth Fund

Semi-Annual Report
May 31, 2015

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Copeland Risk Managed Dividend Growth Fund or the Copeland International Risk Managed Dividend Growth Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Copeland Risk Managed Dividend Growth Fund Semi-Annual Report
May 31, 2015

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the Risk Managed Dividend Growth Fund from December 1, 2014 through May 31, 2015.

During the six month period, the Fund delivered a positive 2.3% return, largely in line with the 3.0% advance posted by the S&P 500 Index. We are pleased with the performance, which came during a period when dividend growth stocks in general, as measured by the NASDAQ US Broad Dividend Achievers Index, posted negative returns.

The Fund maintained a zero weighting in the Energy sector throughout the period, as dictated by our quantitative sector overlay. Our lack of exposure during the six months proved to be beneficial as oil prices slid roughly nine percent and the Energy sector posted a modest loss. On the flipside, our overweight position in Utilities, by virtue of our equal weighted sector methodology, was a drag on performance as the rate sensitive sector fell modestly in an otherwise up market during the period. Health Care was the top performing market sector and not surprisingly was the source of the strongest contributors to Fund performance during the period. Denmark based Novo Nordisk (NVO, 0.0%, sold during period) led the charge in advancing over 23% during the period. A dominant player in the treatment of diabetes, Novo Nordisk resubmitted an FDA filing for its drug Tresiba in April. The drug, which could launch in the U.S. as early as next year, complements an already robust pipeline focused on treatments in the areas of diabetes, obesity and hemophilia. Also benefitting from a strong backdrop for Health Care stocks was United Health Group (UNH, 2.2%) which advanced over 22% during the period. This diversified healthcare provider is enjoying strong growth across its benefits, services, technology and prescription platforms, adding service to over one million additional individuals in the first quarter alone. It recently agreed to acquire pharmacy benefit manager Catamaran, bringing additional scale to the existing pharmacy business. United Healthcare recently hiked its dividend by a robust 33%.

In contrast to the Health Care sector, stock selection within the Industrial and Materials sectors of the market was a slight headwind to Fund performance. Union Pacific (UNP, 1.8%) declined nearly 13% over the six month stretch as the company fell prey to weakness across the broader railroad segment of the market. Softening energy prices weighed upon shipments of coal, fracturing sand and crude oil. The west coast port strike further eroded results. Longer term, we expect Union Pacific’s diverse revenue base to benefit from continued growth in the North American economy. Within Industrials, gas distributor Airgas (ARG, 2.0%) retreated roughly 11% during the period. The company has reported a string of weaker than expected results as lower commodity prices weigh upon customer orders in the energy, chemicals and manufacturing spaces. We believe that acquisitions, e-commerce initiatives, and a potential rebound in commodity prices should bolster the company’s fortunes in the long term.

After a strong run in recent years, the equity markets have taken on a more muted tone of late, moving largely sideways in recent months. Expectations surrounding a long awaited U.S. Federal Reserve rate hike have gained renewed strength as a tightening in monetary policy before year end is viewed to us as increasingly likely. While equity market returns in general tend to compress during periods of rising rates, dividend growth stocks have historically maintained their performance edge relative to non dividend payers in such a backdrop. In our view, it is typically the highest yielding equities, as opposed to those demonstrating elevated rates of dividend growth, that suffer as bonds become a more attractive alternative. Given our focus on dividend growth as opposed to dividend yield, we are optimistic that the Fund will continue to post attractive risk adjusted returns going forward.

Irrespective of the near term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow the dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. In addition, we continue to scour the domestic universe of consistent dividend growers in order to identify new potential investments for the Fund. It is our belief that our dividend growth philosophy, with its balance of growth orientation and defensive characteristics, will serve shareholders well in the future.

Thank you for the confidence you have placed in Copeland and for your investment in the Risk Managed Dividend Growth Fund.

May 31, 2015

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principle value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until March 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.45% for CDGRX, 2.20% for CDCRX and 1.30% for CDIVX, subject to possible recoupment from the Fund in future years. Without the agreement, the expense ratio would be 1.46% for CDGRX, 2.21% for CDCRX and is currently 1.24% for CDIVX. The maximum sales charge (load) for Class A is 5.75%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll free 1-888-9-COPELAND. Additional information can be found by visiting our website, www.copelandfunds.com.

The S&P 500 Index: an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large cap stocks. You cannot invest directly in an index.

The NASDAQ US Broad Dividend Achievers Index: comprised of US exchange traded stocks that have increased their annual dividend payments for the last ten or more years. Companies are selected based on liquidity and is calculated using a modified market capitalization weighting methodology. You cannot invest directly in an Index.

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code: 1282-NLD-7/16/2015

*  Footnote: Cash percentage may differ from the Generally Accepted Accounting
Principals reflected in the Portfolio of Investments.

Top Five Performers	% of Portfolio
thru 5/31/15	at 5/31/15
Novo-Nordisk A/S Spon ADR (NVO)	0.0%
UnitedHealth Group, Inc (UNH)	2.2%
Nu Skin Enterprises, Inc (NUS)	1.4%
Bank of the Ozarks (OZRK)	2.1%
Kroger Company (KR)	1.9%

Bottom Five Performers	% of Portfolio
thru 5/31/15	at 5/31/15
Caterpillar, Inc (CAT)	0.0%
Union Pacific Corp (UNP)	1.8%
Airgas, Inc (ARG)	2.0%
Genesis Energy L.P. (GEL)	0.0%
Polaris Industries, Inc (PII)	1.7%

Top Ten Holdings - 5/31/15	% of Portfolio
UnitedHealth Group, Inc (UNH)	2.2%
Valspar Corporation (VAL)	2.2%
Bank of the Ozarks (OZRK)	2.1%
Avago Technologies, LTD (AVGO)	2.1%
UGI Corporation (UGI)	2.1%
Wyndham Worldwide Corp (WYN)	2.1%
Monsanto Corp (MON)	2.0%
Cardinal Health, Inc (CAH)	2.0%
Airgas, Inc (ARG)	2.0%
Lazard, LTD (LAZ)	2.0%

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

Copeland International Risk Managed Dividend Growth Fund Semi-Annual Report to Shareholders May 31, 2015

Dear Fellow Shareholders:

The Copeland International Risk Managed Dividend Growth Fund delivered a 3.7% return during the six months ended May 31, 2015, the first half of the Fund’s Fiscal Year. This compared favorably to the 3.2% return achieved by the Fund’s benchmark, the MSCI All Country World ex-US Index. In a particularly volatile market climate overseas, the Fund’s favorable results were broad based, with all but two sectors of the market contributing positively to relative performance. This outcome was achieved in spite of a drag from cash holdings, a function of the Fund’s risk management approach, which enabled the Fund to deliver below-market volatility during the time period.

The sectors contributing most to Fund performance during the time period were Consumer Discretionary, Financials, and Information Technology. Given the market’s anticipation of the launch of quantitative easing by the European Central Bank, which was launched early in 2015, it is not surprising that these three economically sensitive segments of the market delivered the biggest boost to results. Among Consumer Discretionary holdings, the biggest gainer was Eclat Textile (3.7%) in Taiwan, a leading manufacturer of performance fabrics. At the forefront of technology in fabric performance, Eclat’s products provide improved functionality including quick dry fabrics, protection from UV rays, and anti bacterial features. It increased its dividend by 42% over the past year. Cogeco Cable (1.6%) in Canada, a broadband provider in Ontario and Quebec, was a laggard as many local market participants shifted focus to the short term recovery in energy prices. Among Financials, Capitec Bank Holdings (0.0%, sold during period) in South Africa was the best performer while held during the past six months. The company has enjoyed extremely rapid growth in its unsecured consumer lending operations. Siam Commercial Bank (2.1%), one of the Fund’s leading gainers last year, has been weak thus far in 2015 on the heels of slowing asset growth and EPS, which is representative of the overall banking sector in Thailand. Avago Technologies (4.0%), the Singapore based semiconductor maker, was the biggest contributor to results within the Information Technology segment of the Fund. Historically a highly successful consolidator within the industry, we believe that the company’s recently announced acquisition of Broadcom, a dominant player in semiconductors for wireless applications and broadband connectivity, provides substantial scope for future growth at the firm.

Results within the Health Care and Industrials sectors detracted from results in the Fund during the most recent half year period. Coloplast (0.0%, sold in period), the Danish medical products firm, was a laggard following marked gains in the prior year. After a number of years of substantial growth in its core colostomy segment, the company’s growth appears to be moderating in the intermediate term. A bright spot in the Health Care sector was Fresenius SE & Co. (2.6%), Germany’s diversified health care services company, which is enjoying improving reimbursement trends within Fresenius Medical Care, its kidney dialysis subsidiary. Canadian National Railway (1.7%), a longstanding holding in the Fund, was a weak performer during the period on the heels of a number of earnings disappointments among the quoted North American rails. The Japanese security services company Secom (0.0%, sold in the period) was a positive contributor within the Industrials sector of the market.

Cash also had a negative impact on Fund performance during the past six months. Under normal market conditions, the Fund targets an 80% weight in Developed Markets and 20% in Emerging Markets. Within each of the Developed Market and Emerging Market regions, the Fund utilizes Copeland’s risk management overlay to determine sector allocation. Copeland’s quantitative model generates “buy” and “sell” sector signals in each region based on volatility adjusted moving averages. The Fund takes an equal weighted approach to all “buy” rated sectors in the quantitative model, irrespective of their relative weights within the benchmark. No investment exposure is maintained in sectors with a “sell” signal. As a result, “sell” signals in all of the Developed Market sectors and most of the Emerging Market sectors at the start of the Semi Annual period resulted in a substantial cash balance in the Fund of 85% as of November 30, 2014. By the end of the six month period, “buy” signals had re emerged in all sectors in the Developed and Emerging Markets, which led to the Fund being fully invested as of May 31, 2015. As intermittent rallies during the period coincided with cash holdings within the Fund, there was somewhat of a headwind from cash balances over the past six months. Nonetheless, the Fund’s cash position materially reduced the Fund’s volatility during the time period.

Looking to the balance of 2015 and beyond, we retain our optimistic view of the prospects for international dividend growth investing over the long run. While investors are likely to be faced with a shift to tighter monetary policy by the US Federal Reserve by year end, providing a somewhat unclear path for non-US equities, we believe our Fund is well suited for investors seeking to maintain long-term exposure to the international equity asset class. Should overall market volatility remain elevated in the short term, we believe that the Fund’s risk management techniques should provide some scope for limiting exposure to potential declines in overseas share prices.

Thank you for your support of the Copeland International Risk Managed Dividend Growth Fund.

May 31, 2015

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principle value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until March 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.60% for IDVGX, 2.35% for IDVCX and 1.45% for IDVIX, subject to possible recoupment from the Fund in future years. Without the agreement, the expense ratio would be 1.61% for IDVGX, 2.36% for IDVCX and 1.46% for IDVIX. The maximum sales charge (load) for Class A is 5.75%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll free 1-888-9-COPELAND. Additional information can be found by visiting our website, www.copelandfunds.com.

MSCI All Country World Ex US Index (“MSCI ACWI Ex US”) – This Index is a market capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. Morgan Stanley Capital International is the owner of the trademark service marks and copyrights of the MSCI ACWI Ex US.

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code: 1281-NLD-7/16/2015

*  Footnote: Cash percentage may differ from the Generally Accepted Accounting
Principals reflected in the Portfolio of Investments.

Top Five Performers	% of Portfolio
thru 5/31/15	at 5/31/15
Capitec Bank Holdings, LTD	0.0%
Eclat Textile Company, LTD	3.8%
Rightmove, PLC	2.6%
Betfair Group, PLC	3.0%
Novo Nordisk, A/S-B	2.2%

Bottom Five Performers	% of Portfolio
thru 5/31/15	at 5/31/15
Siam Commercial Bank Pub Co	2.1%
Canadian National Railway Co	1.7%
Cogeco Cable, Inc	1.6%
Coloplast-B	0.0%
Life Healthcare Group Holdings	0.0%

Top Ten Holdings - 5/31/15	% of Portfolio
Avago Technologies, LTD	4.0%
Eclat Textile Company, LTD	3.8%
Gildan Activewear, Inc	3.2%
BT Group, PLC	3.0%
Betfair Group, PLC	3.0%
Imperial Tobacco Group, PLC	2.9%
Capita, PLC	2.8%
TPG Telecom, LTD	2.8%
Fresenius SE & Co KGAA	2.6%
Rightmove, PLC	2.6%

Holdings are for informational purposes only and should not be deemed a recommendation to buy.

Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through May 31, 2015

Average Annualized				Since	Since	Since
Total Returns as of	Six		Three	Inception	Inception	Inception
May 31, 2015	Months**	One Year	Year	Class A*	Class C*	Class I*
Copeland Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	2.31%	6.15%	16.53%	11.92%	—	—
With sales charge+	(3.55)%	0.08%	14.25%	10.43%	—	—
Class C	1.93%	5.37%	15.67%	—	14.02%	—
Class I	2.47%	6.45%	—	—	—	15.02%
S&P 500 Index	2.97%	11.81%	19.67%	14.78%	18.25%	18.11%
Russell 3000	3.67%	11.86%	19.92%	14.67%	18.49%	18.15%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

**	Non annualized.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Domestic Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.46%, 2.21%, and 1.24%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.45%, 2.20%, and 1.24%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month end, please call 1-888-9-COPELAND.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through May 31, 2015

Average Annualized
Total Returns as of	Six		Since
May 31, 2015	Months**	One Year	Inception*
Copeland International Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	3.72%	(2.17)%	6.64%
With sales charge+	(2.26)%	(7.80)%	4.09%
Class C	3.42%	(2.87)%	5.89%
Class I	3.81%	(2.00)%	6.75%
MSCI ACW ex US Index (net)	3.16%	(0.90)%	7.65%

*	The Fund commenced operations December 17, 2012.

**	Non-annualized.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The International Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.34%, 3.09%, and 2.19%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.61%, 2.36%, and 1.46% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.60%, 2.35% and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month end, please call 1-888-9-COPELAND.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2015

Shares		Market Value

	COMMON STOCK - 99.44%
	AEROSPACE/DEFENSE - 1.66%
65,754	Lockheed Martin Corp.	$12,374,903

	AGRICULTURE - 1.67%
235,590	Archer Daniels Midland Co.	12,450,932

	BANKS - 2.12%
359,239	Bank of the Ozarks, Inc.	15,795,739

	BIOTECHNOLOGY - 1.52%
72,616	Amgen, Inc.	11,346,976

	CHEMICALS - 11.32%
144,656	Airgas, Inc.	14,746,233
122,332	Ecolab, Inc.	14,025,364
100,276	Int’l. Flavors & Fragrance, Inc.	11,936,855
128,738	Monsanto Co.	15,059,771
27,256	NewMarket Corp.	12,548,935
192,800	Valspar Corp.	16,091,088
		84,408,246
	COMMERCIAL SERVICES - 1.46%
128,531	CEB, Inc.	10,872,437

	COMPUTERS - 1.81%
207,770	Jack Henry & Associates, Inc.	13,521,672

	DISTRIBUTION/WHOLESALE - 1.84%
57,169	WW Grainger, Inc.	13,739,426

	DIVERSIFIED FINANCIAL SERVICES - 7.17%
99,798	Ameriprise Financial, Inc.	12,433,833
261,609	Lazard Ltd.	14,534,996
153,928	T Rowe Price Group, Inc.	12,420,450
205,381	Visa, Inc. - Cl. A	14,105,567
		53,494,846
	ELECTRIC - 6.96%
263,509	Eversource Energy	12,977,818
367,179	ITC Holdings Corp.	12,957,747
127,604	NextEra Energy, Inc.	13,058,993
267,731	Wisconsin Energy Corp.	12,926,053
		51,920,611
	ELECTRONICS - 1.90%
205,720	TE Connectivity Ltd.	14,194,680

	FOOD - 1.93%
197,346	Kroger Co.	14,366,789

	FOREST PRODUCTS & PAPER - 1.12%
161,333	International Paper Co.	8,361,889

	GAS - 3.80%
432,589	New Jersey Resources Corp.	13,007,951
410,655	UGI Corp.	15,358,497
		28,366,448

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

Shares		Market Value

	HEALTHCARE PRODUCTS - 1.59%
155,325	Medtronic PLC	$11,854,404

	HEALTHCARE SERVICES - 5.67%
114,968	Chemed Corp.	14,277,876
150,848	Quest Diagnostics, Inc.	11,348,295
138,578	UnitedHealth Group, Inc.	16,658,461
		42,284,632
	HOUSEHOLD PRODUCTS/WARES - 1.72%
153,065	Church & Dwight Co., Inc.	12,852,868

	INSURANCE - 1.63%
114,123	ACE Ltd.	12,151,817

	LEISURE TIME - 1.71%
89,043	Polaris Industries, Inc.	12,737,601

	LODGING - 2.05%
180,074	Wyndham Worldwide Corp.	15,290,083

	MACHINERY DIVERSIFIED - 3.68%
100,945	Cummins, Inc.	13,683,095
170,361	Nordson Corp.	13,783,909
		27,467,004
	MEDIA - 3.14%
215,341	Comcast Corp.	12,489,778
162,837	Scripps Networks Interactive	10,911,707
		23,401,485
	MISCELLANEOUS MANUFACTURING - 1.90%
116,753	Parker Hannifin Corp.	14,060,564

	PHARMACEUTICALS - 5.46%
169,565	Cardinal Health, Inc.	14,950,546
129,304	Mead Johnson Nutrition	12,581,279
219,288	Teva Pharmaceutical Industries Ltd. - ADR	13,179,209
		40,711,034
	REITS - 3.48%
152,572	American Tower Corp.	14,157,156
326,952	Omega Healthcare Investors, Inc.	11,780,081
		25,937,237
	RETAIL - 10.33%
208,115	Brinker International, Inc.	11,483,787
97,301	Costco Wholesale Corp.	13,874,150
140,272	CVS Caremark Corp.	14,361,047
129,246	Home Depot, Inc.	14,400,589
201,097	Nu Skin Enterprises, Inc.	10,175,508
199,667	TJX Cos, Inc.	12,854,561
		77,149,642
	SEMICONDUCTORS - 3.67%
103,383	Avago Technologies Ltd.	15,307,921
173,171	QUALCOMM, Inc.	12,066,555
		27,374,476
	SOFTWARE - 1.72%
236,476	Broadridge Financial Solutions	12,812,270

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

Shares		Market Value

	TELECOMMUNICATIONS - 3.57%
165,184	Harris Corp.	$13,085,876
273,109	Verizon Communications, Inc.	13,502,509
		26,588,385
	TRANSPORTATION - 1.84%
135,810	Union Pacific Corp.	13,704,587

	TOTAL COMMON STOCK	741,593,683
	(Cost - $638,977,803)

	SHORT TERM INVESTMENTS - 0.42%
3,153,213	Federated Treasury Obligations Fund, 0.01% +	3,153,213
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $3,153,213)

	TOTAL INVESTMENTS - 99.86%
	(Cost - $642,131,016) (a)	$744,746,896
	OTHER ASSETS LESS LIABILITIES - 0.14%	1,073,378
	NET ASSETS - 100.00%	$745,820,274

+	Money market fund; Interest rate reflects seven-day effective yield on May 31, 2015.

ADR - American Depositary Receipt.

REITS - Real Estate Investment Trusts

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $640,879,392 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$115,490,233
Unrealized Depreciation:	(11,622,730)
Net Unrealized Appreciation:	$103,867,503

Portfolio Composition as of May 31, 2015 (Unaudited)
Percent of Net Assets
Consumer, Non-cyclical	21.02%
Consumer, Cyclical	15.94%
Financial	14.40%
Basic Materials	12.44%
Industrial	10.97%
Utilities	10.77%
Technology	7.20%
Communications	6.70%
Short-Term Investments	0.42%
Other Assets Less Liabilities	0.14%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2015

Shares		Market Value

	COMMON STOCK - 97.19%
	AEROSPACE/DEFENSE - 2.15%
11,286	Safran SA	$797,270

	AGRICULTURE - 2.86%
20,605	Imperial Tobacco Group PLC	1,060,638

	AIRLINES - 1.82%
27,513	EasyJet PLC	675,891

	APPAREL - 6.89%
37,308	Gildan Activewear, Inc.	1,177,062
94,000	Eclat Textile Co. Ltd.	1,380,305
		2,557,367
	AUTO PARTS & EQUIPMENT - 1.96%
3,619	Hyundai Mobis Co. Ltd.	728,912

	BANKS - 4.22%
160,111	Siam Commercial Bank PCL	752,354
66,062	Skandinaviska Enskilda Banken AB	815,428
		1,567,782
	BEVERAGES - 2.04%
6,297	Anheuser Busch InBev NV	759,310

	BUILDING MATERIALS - 2.26%
11,255	Imerys SA	840,955

	CHEMICALS - 2.20%
6,867	Int’l. Flavors & Fragrance, Inc.	817,448

	COMMERCIAL SERVICES - 2.81%
54,462	Capita Group PLC	1,041,725

	COMPUTERS - 2.16%
6,478	Ingenico S.A.	801,868

	DIVERSIFIED FINANCIAL SERVICES - 4.44%
118,241	Aberdeen Asset Management PLC	807,118
34,366	Close Brothers Group PLC	840,353
		1,647,471
	ENGINEERING & CONSTRUCTION - 1.84%
82,932	Cheung Kong Infrastructure Holdings Ltd.	683,777

	ENTERTAINEMENT - 2.94%
26,808	Betfair Group PLC	1,090,895

	FOOD - 2.37%
11,772	Kerry Group PLC	879,322

	GAS - 2.03%
26,275	Enagas SA	754,698

	HAND/MACHINE TOOLS - 2.16%
232,748	Techtronic Industries Co. Ltd.	800,365

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

Shares		Market Value

	HEALTHCARE PRODUCTS - 4.43%
47,143	Smith & Nephew PLC	$834,618
10,604	Medtronic PLC	809,297
		1,643,915
	HEALTHCARE SERVICES - 2.61%
15,224	Fresenius SE & Co KGaA	970,534

	HOUSEHOLD PRODUCTS/WARES - 2.31%
7,178	Henkel AG & Co KGaA	858,712

	INSURANCE - 2.11%
7,363	ACE Ltd.	784,012

	INTERNET - 4.65%
18,948	Rightmove PLC	967,859
37,993	Tencent Holdings Ltd.	757,921
		1,725,780
	MEDIA - 1.63%
11,445	Cogeco Cable, Inc.	603,555

	OIL & GAS - 8.27%
110,672	BP PLC	764,583
85,006	Dragon Oil	883,041
19,896	Sasol LTD	703,245
24,764	Suncor Energy, Inc.	721,002
		3,071,871
	OIL & GAS SERVICES - 1.90%
6,014	Core Laboratories NV	706,525

	PHARMACEUTICALS - 4.30%
14,288	Novo Nordisk A/S	810,068
13,079	Teva Pharmaceutical Industries Ltd. - ADR	786,048
		1,596,116
	RETAIL - 3.47%
18,050	Alimentation Couche-Tard, Inc.	700,603
83,143	Clicks Group Ltd.	589,171
		1,289,774
	SEMICONDUCTORS - 3.94%
9,868	Avago Technologies Ltd.	1,461,155

	TELECOMMUNICATIONS - 8.74%
163,440	BT Group PLC	1,116,039
18,323	KDDI Corp.	412,480
39,927	MTN Group Ltd.	706,893
146,788	TPG Telecom Ltd.	1,009,577
		3,244,989
	TRANSPORTATION - 1.68%
10,586	Canadian National Railway Co.	625,494

	TOTAL COMMON STOCK	36,088,126
	(Cost - $34,981,563)

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

Shares		Market Value

	SHORT-TERM INVESTMENTS - 1.09%
402,865	Federated Treasury Obligations Fund, 0.01% +	$402,865
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $402,865)

	TOTAL INVESTMENTS - 98.28%
	(Cost - $35,384,428) (a)	$36,490,991
	OTHER ASSETS LESS LIABILITIES - 1.72%	637,991
	NET ASSETS - 100.00%	$37,128,982

+	Money market fund; Interest rate reflects seven day effective yield on May 31, 2015.

ADR - American Depositary Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $35,386,224 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,990,684
Unrealized Depreciation:	(885,917)
Net Unrealized Appreciation:	$1,104,767

Portfolio Composition as of May 31, 2015 (Unaudited)
Percent of Net Assets
Consumer, Non-cyclical	23.73%
Consumer, Cyclical	17.08%
Communications	15.01%
Financial	10.77%
Energy	10.18%
Industrial	10.09%
Technology	6.10%
Basic Materials	2.20%
Utilities	2.03%
Short-Term Investments	1.09%
Other Assets Less Liabilties	1.72%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2015

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$642,131,016	$35,384,428
Investments in Securities, at Market Value	$744,746,896	$36,490,991
Foreign Cash (Cost $63,743)	—	63,481
Dividends and Interest Receivable	1,722,158	73,893
Receivable for Securities Sold	532,262	860,542
Receivable for Fund Shares Sold	945,744	245,416
Prepaid Expenses and Other Assets	42,143	17,446
Total Assets	747,989,203	37,751,769

Liabilities:
Payable for Securities Purchased	—	583,217
Payable for Fund Shares Redeemed	1,432,493	1,229
Payable to Investment Adviser	581,317	17,518
Accrued Distribution Fees	137,161	8,286
Accrued Expenses and Other Liabilities	17,958	12,537
Total Liabilities	2,168,929	622,787

Net Assets	$745,820,274	$37,128,982

Composition of Net Assets:
At May 31, 2015, Net Assets consisted of:
Paid in Capital	$595,488,759	$36,266,344
Undistributed Net Investment Income	5,029,791	52,283
Accumulated Net Realized Gain (Loss) From Security and Foreign Currency Transactions	42,685,824	(295,004)
Net Unrealized Appreciation on Investments and Foreign Currency Translations	102,615,900	1,105,359
Net Assets	$745,820,274	$37,128,982

The accompanying notes are an integral part of these financial statements.

Copeland Funds
STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (Continued)
May 31, 2015

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$301,471,555	$14,496,095
Shares Outstanding (no par value; unlimited number of shares authorized)	20,020,604	1,238,792

Net Asset Value and Redemption Price Per Share*	$15.06	$11.70
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$15.98	$12.41

Class C Shares:
Net Assets	$99,630,804	$7,161,425
Shares Outstanding (no par value; unlimited number of shares authorized)	6,696,361	622,693

Net Asset Value, Offering Price and Redemption Price Per Share*	$14.88	$11.50

Class I Shares:
Net Assets	$344,717,915	$15,471,462
Shares Outstanding (no par value; unlimited number of shares authorized)	22,897,001	1,318,725

Net Asset Value, Offering Price and Redemption Price Per Share*	$15.06	$11.73

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2015

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Investment Income:
Dividend Income (Less $74,906 and $46,714 Foreign Taxes Withholding, respectively)	$8,431,917	$335,219
Interest Income	348	608
Total Investment Income	8,432,265	335,827

Expenses:
Investment Advisory Fees	3,644,275	178,241
Distribution Fees - Class C	468,011	32,928
Distribution Fees - Class A	384,810	16,350
Administration Fees	203,379	12,086
Sub-Transfer Agent Fees	154,302	9,204
Trustees’ Fees	85,110	10,942
Transfer Agent Fees	66,838	8,447
Fund Accounting Fees	57,393	17,809
Registration & Filing Fees	37,041	29,534
Legal Fees	25,963	3,832
Shareholder Servicing Fees-Class I	24,042	4,157
Custody Fees	22,462	8,975
Chief Compliance Officer Fees	15,106	675
Insurance Expense	10,377	499
Audit Fees	7,644	7,644
Printing Expenses	39,551	4,216
Miscellaneous Expenses	11,473	2,472
Total Expenses	5,257,777	348,011
Less: Fees Waived by Adviser	(15,914)	(74,226)
Net Expenses	5,241,863	273,785
Net Investment Income	3,190,402	62,042

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX gain on securities	32,105,868	720,381
Foreign Currency Transactions	—	(339,927)
Foreign Currency Exchange Contracts	(495)	(250,349)
	32,105,373	130,105
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	(19,038,757)	833,506
Foreign Currency Exchange Contracts	—	(47)
	(19,038,757)	833,459
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	13,066,616	963,564

Net Increase in Net Assets Resulting From Operations	$16,257,018	$1,025,606

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	May 31, 2015	November 30, 2014
Operations:	(Unaudited)
Net Investment Income	$3,190,402	$2,734,686
Net Realized Gain on Investments and Foreign Currency Transactions	32,105,373	36,819,961
Net Change in Unrealized Appreciation (Depreciation) on Investments	(19,038,757)	23,805,769
Net Increase in Net Assets Resulting From Operations	16,257,018	63,360,416

Distributions to Shareholders From:
Net Investment Income
Class A ($0.03 and $0.07 per share, respectively)	(582,684)	(2,128,885)
Class C ($0.00 and $0.01 per share, respectively)	—	(26,502)
Class I ($0.08 and $0.09 per share, respectively)	(1,641,478)	(43,875)
	(2,224,162)	(2,199,262)
Net Realized Gains
Class A ($0.54 and $0.36 per share, respectively)	(11,402,466)	(10,574,310)
Class C ($0.54 and $0.36 per share, respectively)	(3,176,732)	(1,480,815)
Class I ($0.54 and $0.36 per share, respectively)	(11,322,635)	(1,481,472)
	(25,901,833)	(13,536,597)
Total Distributions to Shareholders	(28,125,995)	(15,735,859)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (2,320,776 and 11,526,750 shares, respectively)	34,886,917	167,652,562
Distributions Reinvested (800,438 and 869,050 shares, respectively)	11,326,183	11,968,903
Cost of Shares Redeemed (4,308,810 and 22,447,035 shares, respectively)	(64,264,252)	(334,690,753)
Redemption Fees	2,256	13,216
Total Class A Shares	(18,048,896)	(155,056,072)

Class C
Proceeds from Shares Issued (1,126,530 and 2,568,214 shares, respectively)	16,712,782	37,280,654
Distributions Reinvested (223,798 and 105,769 shares, respectively)	3,137,637	1,470,487
Cost of Shares Redeemed (526,513 and 516,659 shares, respectively)	(7,835,744)	(7,526,347)
Redemption Fees	687	2,119
Total Class C Shares	12,015,362	31,226,913

Class I
Proceeds from Shares Issued (4,613,145 and 21,863,906 shares, respectively)	69,314,098	329,026,096
Distributions Reinvested (835,056 and 95,258 shares, respectively)	12,053,677	1,419,743
Cost of Shares Redeemed (3,492,659 and 1,507,222 shares, respectively)	(52,308,617)	(22,508,416)
Redemption Fees	2,404	2,967
Total Class I Shares	29,061,562	307,940,390

Total Beneficial Interest Transactions	23,028,028	184,111,231

Increase in Net Assets	11,159,051	231,735,788

Net Assets:
Beginning of Period	734,661,223	502,925,435
End of Period**	$745,820,274	$734,661,223

** Includes undistributed net investment income of:	$5,029,791	$4,063,551

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	May 31, 2015	November 30, 2014
Operations:	(Unaudited)
Net Investment Income	$62,042	$88,601
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	130,105	(552,474)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	833,459	179,023
Net Increase in Net Assets Resulting From Operations	1,025,606	(284,850)

Distributions to Shareholders From:
Net Realized Gains
Class A ($0.00 and $0.01 per share, respectively)	—	(4,935)
Class C ($0.00 and $0.01 per share, respectively)	—	(1,132)
Class I ($0.00 and $0.01 per share, respectively)	—	(495)
Total Distributions to Shareholders	—	(6,562)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (491,873 and 919,353 shares, respectively)	5,717,885	10,535,089
Distributions Reinvested (0 and 447 shares, respectively)	—	4,843
Cost of Shares Redeemed (835,200 and 74,613 shares, respectively)	(9,359,716)	(851,912)
Redemption Fees	717	191
Total Class A Shares	(3,641,114)	9,688,211

Class C
Proceeds from Shares Issued (211,116 and 376,084 shares, respectively)	2,355,545	4,244,082
Distributions Reinvested (0 and 101 shares, respectively)	—	1,094
Cost of Shares Redeemed (101,327 and 19,352 shares, respectively)	(1,130,410)	(212,969)
Redemption Fees	325	51
Total Class C Shares	1,225,460	4,032,258

Class I
Proceeds from Shares Issued (617,308 and 1,145,091 shares, respectively)	7,074,210	13,253,639
Distributions Reinvested (0 and 46 shares, respectively)	—	495
Cost of Shares Redeemed (411,686 and 108,892 shares, respectively)	(4,676,707)	(1,232,933)
Redemption Fees	602	74
Total Class I Shares	2,398,105	12,021,275

Total Beneficial Interest Transactions	(17,549)	25,741,744

Increase in Net Assets	1,008,057	25,450,332

Net Assets:
Beginning of Period	36,120,925	10,670,593
End of Period**	$37,128,982	$36,120,925

** Includes accumulated net investment income (loss) of:	$52,283	$(9,759)

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	May 31, 2015		November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011*
	(Unaudited)
Net Asset Value, Beginning of Period	$15.31		$14.20	$10.99	$10.18	$10.00

Increase From Operations:
Net investment income (a)	0.06		0.07	0.10	0.14	0.07
Net gain from securities (both realized and unrealized)	0.26		1.47	3.17	0.77	0.15
Total from operations	0.32		1.54	3.27	0.91	0.22

Distributions to shareholders from:
Net investment income	(0.03)		(0.07)	(0.04)	(0.10)	(0.04)
Net realized gains	(0.54)		(0.36)	(0.02)	—	—
Total distributions	(0.57)		(0.43)	(0.06)	(0.10)	(0.04)

Redemption fees	0.00	(e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$15.06		$15.31	$14.20	$10.99	$10.18

Total Return (b)	2.31%		11.14%	29.87%	9.01%	2.19	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$301,472		$324,664	$443,822	$293,049	$107,431
Ratio of expenses to average net assets:
before reimbursement	1.46	% (c)	1.46%	1.55%	1.57%	2.88	% (c)
net of reimbursement	1.45	% (c)	1.45%	1.45%	1.45%	1.45	% (c)
Ratio of net investment income to average net assets	0.86	% (c)	0.48%	0.81%	1.31%	0.73	% (c)
Portfolio turnover rate	35	% (d)	44%	39%	139%	382	% (d)

*	Class A commenced operations on December 28, 2010.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Year	Period
	Ended		Ended	Ended	Ended
	May 31, 2015		November 30, 2014	November 30, 2013	November 30, 2012 *
	(Unaudited)
Net Asset Value, Beginning of Period	$15.16		$14.10	$10.96	$10.23

Increase From Operations:
Net investment income (loss) (a)	0.01		(0.04)	0.01	0.07
Net gain from securities (both realized and unrealized)	0.25		1.47	3.15	0.72
Total from operations	0.26		1.43	3.16	0.79

Distributions to shareholders from:
Net investment income	—		(0.01)	0.00 (e)	(0.06)
Net realized gains	(0.54)		(0.36)	(0.02)	—
Total distributions	(0.54)		(0.37)	(0.02)	(0.06)

Redemption fees	0.00	(e)	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$14.88		$15.16	$14.10	$10.96

Total Return (b)	1.93%		10.36%	28.89%	7.77	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$99,631		$89,017	$52,399	$24,459
Ratio of expenses to average net assets:
before reimbursement	2.21	% (c)	2.21%	2.30%	2.34	% (c)
net of reimbursement	2.20	% (c)	2.20%	2.20%	2.20	% (c)
Ratio of net investment income to average net assets	0.11	% (c)	(0.27)%	0.06%	0.70	% (c)
Portfolio turnover rate	35	% (d)	44%	39%	139	% (d)

*	Class C commenced operations on January 5, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Year	Period
	Ended		Ended	Ended
	May 31, 2015		November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$15.34		$14.22	$11.89

Increase From Operations:
Net investment income (a)	0.08		0.13	0.09
Net gain from securities (both realized and unrealized)	0.26		1.44	2.29
Total from operations	0.34		1.57	2.38

Distributions to shareholders from:
Net investment income	(0.08)		(0.09)	(0.03)
Net realized gains	(0.54)		(0.36)	(0.02)
Total distributions	(0.62)		(0.45)	(0.05)

Redemption fees	0.00	(e)	0.00 (e)	—

Net Asset Value, End of Period	$15.06		$15.34	$14.22

Total Return (b)	2.47%		11.38%	20.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$344,718		$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.21	% (c)	1.24%	1.30	% (c)
net of reimbursement	1.21	% (c)	1.24%	1.30	% (c)
Ratio of net investment income to average net assets	1.11	% (c)	0.63%	1.06	% (c)
Portfolio turnover rate	35	% (d)	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Period
	Ended		Ended	Ended
	May 31, 2015		November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$11.28		$11.01	$10.00

Increase From Operations:
Net investment income (a)	0.02		0.06	0.04
Net gain from securities (both realized and unrealized)	0.40		0.22	0.97
Total from operations	0.42		0.28	1.01

Distributions to shareholders from:
Net realized gains	—		(0.01)	—
Total distributions	—		(0.01)	—

Redemption fees	0.00	(e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$11.70		$11.28	$11.01

Total Return (b)	3.72%		2.51%	10.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$14,496		$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.06	% (c)	2.33%	7.74	% (c)
net of reimbursement	1.60	% (c)	1.60%	1.60	% (c)
Ratio of net investment income to average net assets	0.61	% (c)	0.48%	0.36	% (c)
Portfolio turnover rate	105	% (d)	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Period
	Ended		Ended	Ended
	May 31, 2015		November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$11.12		$10.95	$10.00

Increase From Operations:
Net investment loss (a)	(0.01)		(0.04)	(0.03)
Net gain from securities (both realized and unrealized)	0.39		0.22	0.98
Total from operations	0.38		0.18	0.95

Distributions to shareholders from:
Net realized gains	—		(0.01)	—
Total distributions	—		(0.01)	—

Redemption fees	0.00	(e)	0.00 (e)	—

Net Asset Value, End of Period	$11.50		$11.12	$10.95

Total Return (b)	3.42%		1.61%	9.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$7,161		$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	2.81	% (c)	3.08%	8.49	% (c)
net of reimbursement	2.35	% (c)	2.35%	2.35	% (c)
Ratio of net investment income to average net assets	(0.14	)% (c)	(0.27)%	(0.39	)% (c)
Portfolio turnover rate	105	% (d)	211%	68	% (d)

*	Class C commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Year		Period
	Ended		Ended		Ended
	May 31, 2015		November 30, 2014		November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$11.30		$11.02		$10.00

Increase From Operations:
Net investment income (a)	0.04		0.06		0.06
Net gain from securities (both realized and unrealized)	0.39		0.23		0.96
Total from operations	0.43		0.29		1.02

Distributions to shareholders from:
Net realized gains	—		(0.01)		—
Total distributions	—		(0.01)		—

Redemption fees	(0.00	) (e)	(0.00	) (e)	(0.00	) (e)

Net Asset Value, End of Period	$11.73		$11.30		$11.02

Total Return (b)	3.81%		2.60%		10.20	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$15,471		$12,575		$847
Ratio of expenses to average net assets:
before reimbursement	1.91	% (c)	2.18%		17.85	% (c)
net of reimbursement	1.45	% (c)	1.45%		1.45	% (c)
Ratio of net investment income to average net assets	0.76	% (c)	0.63%		0.59	% (c)
Portfolio turnover rate	105	% (d)	211%		68	% (d)

*	Class I commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”) is a non diversified series of Copeland Trust (the “Trust”) and Copeland International Risk Managed Dividend Growth Fund (the “International Fund”) is a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010 under the laws of the State of Delaware. The investment objective of each fund is to seek long-term capital appreciation and income while preserving capital. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Funds currently offer Class A, Class C and Class I shares. Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2015 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$741,593,683	$—	$—	$741,593,683
Short-term Investment	3,153,213	—	—	3,153,213
Total:	$744,746,896	$—	$—	$744,746,896

Copeland International Risk Managed Dividend Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$5,431,212	$30,656,914	$—	$36,088,126
Short-term Investment	402,865	—	—	402,865
Total:	$5,834,077	$30,656,914	$—	$36,490,991

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2012-2014) or expected to be taken in the Funds’ 2015 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the six months ended May 31, 2015, the Domestic Fund and International Fund had a net realized loss of $495 and $250,349 on forward currency contracts, respectively.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex dividend date. Prior to April 1, 2013, the Domestic Fund made distributions of net investment income, if any, on a quarterly basis. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require classification.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% and 1.10% for the Domestic Fund and the International Fund, respectively, of the average daily net assets of each Fund. For the six months ended May 31, 2015, the Adviser earned advisory fees of $3,644,275 and $178,241 for the Domestic Fund and International Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 16, 2016, to ensure that Net Annual Operating Expenses (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund average daily net assets for Class A, Class C and Class I shares, respectively and 1.60%, 2.35% and 1.45% of the International Fund average daily net assets for Class A, Class C and Class I shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the six months ended May 31, 2015, the Adviser waived fees/reimbursed expenses of $15,914 and $74,226 for the Domestic Fund and International Fund, respectively. As of November 30, 2014, the cumulative expenses subject to recapture amounted to $760,249 and $368,184 for the Domestic Fund and International Fund, respectively, and will expire on November 30 of the years indicated below.

Copeland Risk Managed Dividend Growth Fund

2015	2016	2017
$319,727	$368,688	$71,834

Copeland International Risk Managed Dividend Growth Fund

2016	2017
$198,253	$169,931

Distributor – The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended May 31, 2015, the 12b-1 fees accrued amounted to $384,810 and $468,011 for the Domestic Fund for Class A and Class C shares, respectively and $16,350 and $32,928 for the International Fund for Class A and Class C shares, respectively.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the six months ended May 31, 2015 the Domestic Fund paid $24,042 in fees and the International Fund paid $4,157 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares and Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Distributor all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries under the Plan with respect to the Class A and Class C shares and under the Shareholder Service Plan for the Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended May 31, 2015, the Distributor received $203,867 in underwriting commissions for sales of Class A shares, of which $29,818 was retained by the principal underwriter or other affiliated broker-dealers for the Domestic Fund and $10,779 in underwriting commissions for sales of Class A shares, of which $1,626 was retained by the principal underwriter or other affiliated broker dealers for the International Fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds.

GemCom, LLC (“GemCom”) – GemCom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives fees from the Funds.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $19,000, (ii) $12,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $9,500 per year. The foregoing compensation will be paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended May 31, 2015 amounted to $254,681,317 and $251,642,553 respectively for the Domestic Fund and $53,734,329 and $24,083,889 respectively for the International Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended November 30, 2014 and November 30, 2013 was as follows:

	For the year ended November 30, 2014:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Domestic Fund	$4,684,506	$11,051,353	$15,735,859
International Fund	6,450	112	6,562

	For the year ended November 30, 2013:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Domestic Fund	$1,292,471	$321,221	$1,613,692
International Fund	—	—	—

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Domestic Fund	$2,407,847	$36,855,959	$—	$—	$122,906,686	$162,170,492
International Fund	—	—	(215,289)	(217,783)	270,104	(162,968)

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income, and accumulated net realized gain/(loss) from investments is primarily attributable to, return of capital from corporations, adjustments related to publicly traded partnerships, mark to market on passive foreign investment companies, and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The International Fund incurred and elected to defer such late year losses of $9,389.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The International Fund incurred and elected to defer such capital losses of $208,394.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), reclass of net operating losses and ordinary income distributions, and adjustments related to publicly traded partnerships and passive foreign investment companies, resulted in reclassification for the period ended November 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
Domestic Fund	$—	$748,725	$(748,725)
International Fund	(43,407)	(91,915)	135,322

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

6.	FINANCIAL HIGHLIGHTS

The Funds calculated per share income using the average share method. After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the year was attributed to net realized and unrealized gains from securities. For the six months ended May 31, 2015, net realized and unrealized gains were $0.26, $0.25 and $0.26 on a per share basis for Class A, Class C and Class I, respectively for the Domestic Fund and $0.40, $0.39 and $0.39 on a per share basis for Class A, Class C and Class I, respectively for the International Fund. Net realized and unrealized gains were $5,516,814, $1,678,984 and $5,870,818 for Class A, Class C and Class I, respectively for the Domestic Fund. Net realized and unrealized gains were $382,744, $194,328 and $386,492 for Class A, Class C and Class I, respectively for the International Fund.

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For the six months ended May 31, 2015, the Domestic Fund assessed $2,256, $687, and $2,404 in redemption fees for Class A, Class C and Class I shares, respectively. The International Fund assessed $717, $325 and $602 in redemption fees for Class A, Class C and Class I shares, respectively.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Approval of the Continuance of the Management Agreement (Unaudited)

On November 19, 2014, the Board of Trustees of Copeland Trust (the “Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement between the Trust, on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”) and Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland Capital Management, LLC (“Copeland”). The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Management Agreement; and (2) a report and presentation by Copeland that described, among other things: (a) the nature, extent and quality of the services provided by Copeland to each Fund and the experience and qualifications of the personnel providing those services; (b) its organizational structure, financial information, level of insurance coverage and Form ADV; (c) its investment process and the strategy of the Copeland Risk Managed Dividend Growth Index, which the Domestic Fund tracks, and the Copeland International Risk Managed Dividend Growth Index, which the International Fund tracks; (d) its types of clients and assets under management; (e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of each Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, if any, and relevant peer group; (g) its advisory fee arrangement with the Domestic Fund as compared to its relevant peer group and Copeland’s other similarly managed clients; (h) its advisory fee arrangement with the International Fund as compared to its relevant peer group; (i) the contractual fee and expense waiver arrangement with each Fund; (j) its compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments; (k) the costs of the services provided and the profits realized by Copeland from its relationships with each Fund; and (l) the extent to which economies of scale are relevant as each Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Management Agreement. As to the nature, extent and quality of the services provided by Copeland to each Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage each Fund and that they were satisfied with the quality of the services provided by Copeland in advising each Fund.

As to the costs of the services provided and the profits realized by Copeland, revised as discussed at the meeting, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Domestic Fund seemed reasonable. The Trustees concluded that the negative profitability with respect to the International Fund was not a concern given its limited operating history and small asset base and Copeland’s overall financial strength. The Trustees also concluded that the benefits derived by Copeland from managing each Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

The Board also considered the management fees and expenses of the Domestic Fund Class A shares. The Board concluded that, based on the revised information discussed at the meeting, the Domestic Fund’s management fee was lower than the average management fees of the peer group and the Domestic Fund’s expense ratio, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of the Domestic Fund, was lower than the average expense ratio of the peer group. Additionally, the Trustees considered the fees charged by Copeland for its similarly managed separate accounts and sub-advised client and concluded that the management fee for the Domestic Fund was similar to or higher than the fees for those accounts. With respect to those accounts, the Trustees concluded that the Domestic Fund’s management fee was reasonable, considering that, unlike the sub-advised client and the separately managed accounts, Copeland has additional responsibilities as investment adviser and sponsor to the Fund.

The Board also considered the management fees and expenses of the International Fund Class A shares. The Board concluded that, based on the revised information discussed at the meeting, the International Fund’s management fee was higher than the average management fees of the peer group; however it was below the highest peer group management fee. In addition, the Board concluded that the International Fund’s expense ratio, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of the International Fund, was lower than the average expense ratio of the peer group. Unlike the Domestic Fund, Copeland does not manage any accounts similarly to the International Fund.

The Board also considered the investment performance of the Domestic Fund and International Fund. The Board discussed the revised information at the meeting, comparing the Domestic Fund’s and International Fund’s performance against their applicable benchmark indices and peer groups. Based on this information, the Trustees concluded that the performance of the Domestic Fund and International Fund for the periods shown is competitive (performance for certain periods was higher than the comparative performance information, and in other cases it was lower). In addition, the Board also considered the performance of the Domestic Fund as compared to Copeland’s similarly managed separate accounts and considered Copeland’s explanation that it is reasonable that the performance of the Domestic Fund is lower than the separately managed accounts because they do not trade in exactly the same stocks and, unlike the separately managed accounts, the Domestic Fund’s performance is impacted by daily asset inflows and outflows.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate as assets grow. The Trustees considered the current asset levels of the Domestic Fund and the International Fund and Copeland’s agreement to waive fees and reimburse expenses as a means to limit the each Fund’s expenses and concluded that, at this time, the absence of breakpoints was reasonable.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, and separately by all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to the Domestic Fund and its shareholders, and to the International Fund and its shareholders, and voted to renew the Management Agreement with respect to both Funds.

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
May 31, 2015

As a shareholder of the Copeland Risk Managed Dividend Growth Fund and the Copeland International Risk Managed Dividend Growth Fund you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning			Expenses Paid
	Account	Ending		During the Period
	Value	Account Value	Annualized	(12/1/14 to
	(12/1/14)	(5/31/15)	Expense Ratio	5/31/15)
Actual *
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,023.10	1.45%	$ 7.31
Class C	$1,000.00	$1,019.30	2.20%	$11.08
Class I	$1,000.00	$1,024.70	1.21%	$ 6.11
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,037.20	1.60%	$ 8.13
Class C	$1,000.00	$1,034.20	2.35%	$11.92
Class I	$1,000.00	$1,038.10	1.45%	$ 7.37
Hypothetical *
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.70	1.45%	$ 7.29
Class C	$1,000.00	$1,013.96	2.20%	$11.05
Class I	$1,000.00	$1,018.90	1.21%	$ 6.09
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,016.95	1.60%	$ 8.05
Class C	$1,000.00	$1,013.21	2.35%	$11.80
Class I	$1,000.00	$1,017.70	1.45%	$ 7.29

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2015 (182) divided by the number of days in the fiscal year (365).

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics. Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of investments in securities of unaffiliated issuers is included under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics –Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Copeland Trust

By (Signature and Title)

/s/Eric C. Brown

Eric C. Brown, Principal Executive Officer/President

Date 7/23/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Eric C. Brown

Eric C. Brown, Principal Executive Officer/President

Date 7/23/15

By (Signature and Title)

/s/Mark W. Giovanniello

Mark W. Giovanniello, Principal Financial Officer/Treasurer

Date 7/27/15